UNITED STATES BANKRUPTCY COURT

                                               DISTRICT OF DELAWARE

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                                                       :
In re                                                  :  Chapter 11
                                                       :
HVIDE MARINE INCORPORATED,                             :  Case No. 99-3024 (PJW)
et al.,                                                :  Jointly Administered
                                                       :
                                 Debtor.               :
                                                       :
-------------------------------------------------------x

         ORDER CONFIRMING FIRST AMENDED JOINT PLAN OF REORGANIZATION
             PROPOSED BY THE DEBTORS, DATED AS OF NOVEMBER 1, 1999

                  The First Amended Joint Plan of Reorganization Proposed by Debtors Hvide Marine Incorporated ("HMI") and its subsidiary and affiliate debtors (a list of which is annexed hereto as Exhibit "A") (collectively, the "Debtors" or the "Proponents"), dated as of November 1, 1999 (which, together with all modifications thereto on or before the date hereof are herein referred to as the "Plan"), a copy of which is annexed hereto as Exhibit B,1 having been proposed and filed with this Court by the Debtors; and the First Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the First Amended Joint Plan of Reorganization Proposed by the Debtors, dated as of November 1, 1999 (the "Disclosure Statement"), having been approved by the Court and transmitted to the Debtors' creditors and equity security holders in accordance with the Order of the Court dated November 2, 1999 approving the Disclosure Statement under Section 1125 of the Bankruptcy Code and establishing



--------
1 Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

solicitation and tabulation procedures and providing for other relief (the "Solicitation Order"); and a hearing having been held before the Court commencing on December 1, 1999 to consider confirmation of the Plan (the "Confirmation Hearing"); and due notice of the Confirmation Hearing and the time for filing objections to confirmation of the Plan having been given to all parties in interest in accordance with the Solicitation Order and other applicable Orders of this Court; and the Court having found that the form and scope of the notice of the Confirmation Hearing were appropriate under the circumstances, that all parties in interest had an opportunity to appear and be heard at the Confirmation Hearing, and that the procedures by which Ballots for acceptance or rejection of the Plan were distributed and tabulated were fair and were properly conducted in accordance with the Solicitation Order and other applicable Orders of this Court, and that as set forth in the Certification of Voting filed by Bankruptcy Services, LLC, the Debtors' tabulation agent, sufficient ballots have been cast to obtain confirmation of the Plan; and the Court having considered all of the objections to the confirmation of the Plan; and after due consideration and deliberation, IT IS HEREBY ORDERED, DETERMINED, ADJUDGED, FOUND AND DECREED that:

         1. All findings of fact herein shall be construed as conclusions of law and all conclusions of law shall be construed as findings of fact where appropriate.

                                   JURISDICTION

         2. This Court has jurisdiction to approve and confirm the Plan pursuant to 28 U.S.C. ss. 1334.

         3. The Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C.

                             MODIFICATION OF THE PLAN

         4. The Proponents have modified the Plan as set forth on Exhibit C hereto which modifications are incorporated into and made part of the Plan. The modifications of the Plan do not adversely change the treatment of the Claim of any creditor or the Interest of any Interest holder and otherwise comply with
Section 1127 of the Bankruptcy Code. All acceptances and rejections previously cast for or against the Plan are hereby deemed to constitute acceptances or rejections of the Plan as modified.

                       THE PLAN MEETS THE CONFIRMATION
                        REQUIREMENTS OF SECTION 1129

         5. Section 1129(a)(1). The Plan complies with the applicable provisions of the Bankruptcy Code.

         6. Section 1129(a)(2). The Proponents of the Plan have complied with the applicable provisions of the Bankruptcy Code, including the disclosure and solicitation requirements of Section 1125 of the Bankruptcy Code. Except as disclosed on the record at the Confirmation Hearing with respect to holders of Trust Preferred Claims, based upon the record before the Court at the Confirmation Hearing, the Disclosure Statement, the Plan, the Ballots, the Notice of Confirmation Hearing, the Solicitation Order, and the Plan Supplement were transmitted and served in compliance with the Solicitation Order and the Bankruptcy Rules,2 and


--------
2 Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan or Disclosure Statement.

such transmittal and service (including the transmittal and service made to the holders of Trust Preferred Claims) was adequate and sufficient. Adequate and sufficient notice of the Confirmation Hearing and other bar dates and deadlines set forth in the Solicitation Order was given in compliance with the Bankruptcy Rules and the Solicitation Order, and no further notice is required. The solicitation of votes was made in good faith and in compliance with applicable law.

         7. Based on the Disclosure Statement, the Debtors' public dissemination of reports on its recent financial results, and the record of the Confirmation Hearing, the Debtors believe that all known material information concerning Debtors and their financial condition, as required under Section 1125 of the Bankruptcy Code or otherwise, has been disclosed, and the Debtors believe there is no known material non-public information relating to the Debtors and their financial condition that has not been disclosed.

         8. Section 1129(a)(3). The Plan has been proposed in good faith and not by any means forbidden by law.

         9. Section 1129(a)(4). All payments made or to be made by the Debtors, or by a person issuing securities or acquiring property under the Plan, for services or for costs and expenses in or in connection with the Chapter 11 Cases, or in connection with the Plan and incident to the Chapter 11 Cases, have been approved, have been fully disclosed to the Court and are reasonable or, if to be fixed after confirmation of the Plan, will be subject to approval of the Court.

         10. Section 1129(a)(5). The identity, qualifications and affiliations of the persons who are to be directors and officers of the Debtors after confirmation of the Plan have been

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disclosed on the record at the  Confirmation  Hearing,  and the  appointment  or continuance of such persons in such offices is consistent with the interests of creditors and equity security holders of the Debtors and with public policy. The identity of any insider that will be employed or retained by the Reorganized Debtors and the nature of such insider's compensation have been fully disclosed.

         11. Section 1129(a)(6). No governmental regulatory commission has jurisdiction, after confirmation of the Plan, over the rates of the Debtors.

         12. Section 1129(a)(7). With respect to each impaired Class of Claims or Interests, each holder of a Claim or Equity Interest of such Class has accepted the Plan or will receive or retain under the Plan property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if the Debtors were liquidated under chapter 7 of the Bankruptcy Code on such date.

         13.      Section 1129(a)(8).

         (a) Classes 1, 2, 3A, 3D and 5 of the Plan are not impaired by the Plan.

         (b) Classes 3B and 3C of the Plan are impaired and as reflected in the Certification of Voting have voted to accept the Plan, as follows:

         (i) the holders of 100% in number and 100% in dollar amount of Class 3B creditors who voted, have accepted the Plan;

         (ii) the holders of approximately 97.67% in number and 99.96% in dollar amount of Class 3C creditors who voted, have accepted the Plan;

         (c) There are no creditors who fall within Class 4 of the Plan.

         (d) Class 6 did not vote in sufficient numbers to accept the Plan. As reflected in

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the  Certification  of Voting,  52% of the  shares in Class 6 which were  voted, voted to accept the Plan. There are no holders of HMI Common Stock Trading Claims. The HMI Common Stock Trading Claim asserted by Christopher W. Payne is patently deficient under Bankruptcy Rule 7009 and the Solicitation Order and is hereby disallowed. (e) Class 7 will not receive or retain any property on account of their Interests and, accordingly, are deemed to have rejected the Plan.

         14. Section 1129(a)(9). Except to the extent that the holder of a Claim of a kind specified in Section 507(a) of the Bankruptcy Code has agreed to a different treatment of such Claim, the Plan provides that:

                  (a) with respect to a Claim of a kind specified in Section 507(a)(1), (2), (3), (4), (5) or (6) of the Bankruptcy Code, on the
         Effective Date, the holder of such Claim will receive on account of such Claim Cash equal to the Allowed Amount of such Claim; and

                  (b) with respect to a Claim of a kind specified in Section 507(a)(7) of the Bankruptcy Code, the holder of such Claim will, at the option of the Debtors, either be paid in full in Cash on the Effective Date, or receive on account of such Claim deferred Cash payments, over a period not exceeding six years after the date of assessment of such Claim, of a value, on the Effective Date or as soon thereafter as is practicable, equal to the Allowed Amount of such Claim, with interest at the rate of 5% per annum or as otherwise established by the Bankruptcy Court. 15. Section 1129(a)(10). At least one Class of Claims that is impaired under the Plan has accepted the Plan, determined without including any acceptance of the Plan by any insider.

         16. Section 1129(a)(11). Based on the evidence adduced at the Confirmation Hearing, confirmation of the Plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of the Debtors.

         17. Section 1129(a)(12). All fees payable under Section 1930 of title 28 of the United States Code have been paid or the Plan provides that they will be paid as Administrative Expenses under the Plan.

         18. Section 1129(a)(13). The Plan provides for the continuation after the Effective Date of all "retiree benefits" of the Debtors, as defined by
Section 1114(a) of the Bankruptcy Code, for the duration of the period the Debtors have obligated themselves to provide such benefits.

         19. Section 1129(b). With respect to Classes 6 and 7 of the Plan, the Plan does not discriminate unfairly and is fair and equitable within the meaning of Section 1129(b) of the Bankruptcy Code.

         20. No Tax Avoidance. The principal purpose of the Plan is not the avoidance of taxes or the avoidance of the application of section 5 of the Securities Act of 1933 (15 U.S.C. ss. 77e), and no governmental unit has requested that this Court not confirm the Plan for this reason. Accordingly, the Plan satisfies the requirements of section 1129(d) of the Bankruptcy Code. Pursuant to Section 1129 of the Bankruptcy Code, the Plan be, and it hereby is, confirmed.

         21. Objections Overruled. Each of the objections to confirmation of the Plan that has not been withdrawn, waived or settled prior to the date hereof, and all reservations of rights included therein, are overruled with prejudice. To the extent that pleadings filed by individuals

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



or entities are not denominated as objections but contain objections to confirmation of the Plan and have not been withdrawn, waived or settled prior to the date hereof, such pleadings are overruled with prejudice.

                           IMPLEMENTATION OF THE PLAN

         22.  Satisfaction  of  Conditions.   Each  of  the  conditions  to  the
effectiveness of the Plan has been or is expected promptly to be satisfied.

         23. Authorization. The Debtors, the Reorganized Debtors, their officers, and all parties in interest be, and they hereby are, authorized, empowered and directed to issue, execute, deliver, file or record any agreement, document or security, and take any action necessary or appropriate, to implement, effectuate and consummate the Plan in accordance with its terms, including, without limitation, any agreement, release, certificate or articles of merger, the agreements annexed or referred to in the Plan and/or the Disclosure Statement and the issuance of New HMI Stock and Warrants, without further application to or order of this Court.

         24. All actions authorized to be taken pursuant to the Plan, including, without limitation the merger of HMI into Reorganized HMI, shall be effective as of the Effective Date pursuant to this Order without any further action by the stockholders or directors of the Debtors, the Debtors in Possession or the Reorganized Debtors.

         25. The Debtors, the Reorganized Debtors and their officers be, and hereby are, authorized to execute and file any and all documents, including without limitation certificates and articles of merger, necessary or appropriate to effectuate or evidence any or all corporate actions authorized to be taken pursuant to the Plan or the Disclosure Statement, and any or all

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such documents shall be accepted by each of the respective  State filing offices and recorded in accordance with applicable State law and shall become effective in accordance with their terms and the provisions of State law as of the Effective Date.

         26. This Order shall constitute all approvals and consents required, if any, by the laws, rules or regulations of any State or any other governmental authority with respect to the implementation or consummation of the Plan, and any other documents, instruments or agreements, and any amendments or modifications thereto, and any other acts referred to in or contemplated by the Plan, the Disclosure Statement and any other documents, instruments or agreements, and any amendments or modifications thereto.

         27. Reincorporation. Section 8.4 of the Plan provides that upon the Effective Date, HMI will be reincorporated as Reorganized HMI under the laws of the State of Delaware. In order to effectuate such reincorporation, the Plan is deemed amended to provide for the issuance on the Effective Date of all the outstanding common stock of HMI, a Florida corporation, to Reorganized HMI, a Delaware corporation. Reorganized HMI is the "successor" to HMI, as that term is used in section 1145 of the Bankruptcy Code, for the purpose of, among other things, the issuance of securities to holders of Claims and Interests.

         28. New Certificate and By-Laws. The New Certificate of Incorporation and ByLaws of Reorganized HMI (Exhibits C and D, respectively, to the Plan) shall be adopted in substantially the forms contained in Tabs 3 and 4, respectively, of the Plan Supplement. The New Certificate of Incorporation, among other things, prohibits the issuance of non-voting equity securities and provides, as to the classes of securities possessing voting power, an appropriate distribution of such power among such classes.

         29. Distributions. No payment or distribution provided for in the Plan shall be made prior to the Effective Date. All distributions of Cash, New HMI Common Stock, Warrants and/or other consideration required to be made by the Debtors pursuant to the Plan shall be made within the time provided by the Plan and, in the case of distributions of Cash, shall be timely and proper if mailed by first class mail on or before the distribution dates set forth in the Plan to the last known addresses of the persons entitled thereto.

         30. Unclaimed Distributions. Any security, money or other property or distributions pursuant to the Plan that are unclaimed for a period of five years after distribution thereof shall be forfeited and revested in and become the property of the Reorganized Debtors. Any distribution made on behalf of a holder of a Class 3B Senior Note Claim to the indenture trustee for the Senior Notes pursuant to the Plan that is unclaimed by the holder of a Senior Note for a period of five years after the distribution thereof shall be forfeited and returned to and revested in Reorganized HMI. Any distribution made on behalf of a holder of a Class 3C Trust Preferred Claim to the Property Trustee pursuant to the Plan that is unclaimed by the holder of a Trust Preferred Claim for a period of five years after the distribution thereof shall be forfeited and returned to and revested in Reorganized HMI.

         31. Discharge. As of the Effective Date, except as otherwise provided herein and in the Plan, in accordance with Section 1141(d) of the Bankruptcy Code, the Debtors are discharged of and from any and all debts and Claims that arose before the date of entry of this Order, including, without limitation, any Securities Trading Claim and any debt or Claim of a kind specified in Sections 502(g), 502(h) or 502(i) of the Bankruptcy Code, whether or not (a) a proof of Claim based on such a debt is filed or deemed filed under Section 501 of the Bankruptcy

Code, (b) such Claim is allowed under Section 502 of the Bankruptcy Code, or (c) the holder of such Claim has accepted the Plan.

         32. Federal Claims and Interests. Notwithstanding any provision in the Plan, Confirmation Order or any bar date order to the contrary, there will be no bar date with respect to claims of the United States, and all rights and claims of the United States shall not be discharged, impaired or otherwise adversely affected by the Plan, this Confirmation Order or the bankruptcy cases, will survive the bankruptcy cases as if the cases had not been commenced, and shall be determined in the manner and by the administrative or judicial tribunal in which such rights or claims would have been resolved or adjudicated if the bankruptcy cases had not been commenced. All Claims of the United States shall remain subject to all legal and equitable defenses of the Debtors or the Reorganized Debtors.

         33. Revesting of Property. As of the Effective Date, except as otherwise provided in the Plan, in accordance with Sections 1141(b) and 1141(c) of the Bankruptcy Code, all property of the Debtors' estates and all other property dealt with in the Plan be, and it hereby is, vested in the Debtors and is free and clear of all debts, Claims and interests of creditors and holders of Interests of the Debtors.

         34. Judgments Null and Void. Except as provided in the Plan and subject only to the occurrence of the Effective Date, any judgment at any time obtained, to the extent that such judgment is a determination of personal liability of the Debtors with respect to any debt or Claim discharged hereunder be, and it hereby is, rendered null and void.

         35. Automatic Stay. Unless otherwise provided herein, all injunctions or stays provided for in the Chapter 11 Case pursuant to Sections 105 or 362 of the Bankruptcy Code or

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otherwise  extant on the date of entry of this Order shall  remain in full force and effect until the Effective Date of the Plan. Unless otherwise provided herein and except for the Order Partially Granting Plaintiff's Motion for a Preliminary Injunction, dated November 24, 1999 entered in Adversary Proceeding No. 99-574, the stay in effect pursuant to Section 362(a) of the Bankruptcy Code and any stay entered in the Chapter 11 Cases by this Court under Section 105 of the Bankruptcy Code be, and they hereby are, dissolved and of no force or effect after the Effective Date of the Plan.

         36. Discharge Injunction. Except as otherwise provided in the Plan or this Order (including any right to receive distributions under the Plan), as of the Effective Date, all entities that have held, currently hold or may hold a Claim or other debt or liability that is discharged or an Interest or other right of an equity security holder that is terminated pursuant to the terms of the Plan (including Securities Trading Claims), are permanently enjoined, stayed, barred and restrained from taking any of the following actions against any of the Debtors, the Reorganized Debtors, the Creditors' Committee and the members thereof, or any of their respective property, officers, directors, agents, attorneys, advisors, employees and representatives on account of any such discharged Claims, debts or liabilities or terminated interests or rights:
(i) commencing or continuing in any manner any action or other proceeding; (ii) enforcing, attaching, collecting, or recovering in any manner any judgment, award, decree or order; (iii) creating, perfecting or enforcing any lien or encumbrance; and (iv) asserting or effectuating any right of setoff, subrogation or recoupment of any kind.

         37. Executory Contracts. Subject only to the occurrence of the Effective Date, pursuant to Article VII of the Plan and Sections 365 and 1123(b)(2) of the Bankruptcy Code, and without further motion to or order of the Bankruptcy Court, (i) the assumption of all executory contracts and unexpired leases other than those (a) which have been rejected pursuant to a prior Order of this Court, (b) which are set forth in Schedule 7.1(a) to the Plan, or (c) as to which a motion for approval of the rejection thereof has been filed and served on or prior to the Effective Date, be, and the same hereby is, approved; (ii) the rejection of all executory contracts set forth in Schedule 7.1(a) to the Plan be, and the same hereby is, approved; and (iii) all Claims arising from contracts and leases assumed prior to or as a result of the Effective Date are hereby disallowed. Proof of any Claim for breach of an executory contract or unexpired lease rejected pursuant to Section 7.1(a) of the Plan be, and it hereby is, required to be served and filed with the Court no later than thirty days after notice of entry of this Order, or it shall then be barred and discharged.

         38. Securities Exemption. By operation of Section 1145 of the Bankruptcy Code, the distribution of New HMI Common Stock (including, but not limited to, that issuable on exercise of the Warrants and that distributable to creditors in Class 3C and Interest holders in Class 6 under the Plan) and the Warrants to be issued and distributed under the Plan, shall be exempt from registration under Section 5 of the Securities Act of 1933, as amended, and any State or local law requiring registration for offer or sale of a security or registration or licensing of an issuer of, or broker or dealer in, a security. All such securities so issued shall be freely transferable by the initial recipients thereof, except for any securities received by an underwriter within the meaning of Section 1145(b) of the Bankruptcy Code.

         39. Stock Option Plan. The Plan and the Disclosure Statement constitute a solicitation to the holders of New HMI Common Stock for the approval of the New Stock Option

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Plan,  a copy of which is  contained  in Tab 6 of the Plan  Supplement,  and the acceptance of the New Stock Option Plan by the holders of New HMI Common Stock is hereby confirmed. Entry of this Order constitutes evidence of stockholder approval of the New Stock Option Plan, for purposes of compliance with Rule 16b-3 issued under Securities Exchange Act of 1934, as amended.

         40. Warrant Agreement and Registration Rights Agreement. The Warrant Agreement and the Registration Rights Agreement (Exhibits A and B to the Plan), respectively, be, and they hereby are, approved and the Warrant Agreement and Registration Rights Agreement, when executed and delivered in substantially the forms as they appear in Tabs 1 and 2 of the Plan Supplement will constitute, the legal, valid and binding obligations of Reorganized HMI enforceable against Reorganized HMI in accordance with their respective terms. Pursuant to Section 1123(a)(5) of the Bankruptcy Code, HMI and Reorganized HMI and their officers be, and they hereby are, authorized to consummate the transactions contemplated by the Warrant Agreement and the Registration Rights Agreement in accordance with their terms without further approval or action by either the directors or stockholders of HMI or Reorganized HMI, which approval has been, and shall be deemed to have been, given for all purposes.

         41. Transfer Tax Exemption. Pursuant to Section 1146 of the Bankruptcy Code, the issuance, transfer or exchange of notes or equity securities under the Plan, the creation of any mortgage, deed or trust or other security interest, the making or assignment of any lease or sublease, or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, and any of the other transactions contemplated under the Plan be, and they hereby are, exempt from any stamp or similar tax.

                                   MISCELLANEOUS

         42. Revesting of Causes of Action. Pursuant to Section 9.1.4 of the Plan, on the Effective Date, all rights or causes of action belonging or accruing to the Debtors and Debtors in Possession, including without limitation those accruing or arising under chapter 5 of the Bankruptcy Code, shall remain assets of the estates of the respective Reorganized Debtors. To the extent necessary, the Reorganized Debtors shall be, and hereby are, deemed to be representatives of the estate under section 1123(b) of the Bankruptcy Code. The Reorganized Debtors, as the successors to the Debtors, may prosecute, settle, or release any of the foregoing actions or assert any of the foregoing as a defense or counterclaim to any Claim or action, including without limitation, any rights under section 502(d) of the Bankruptcy Code.

         43. Exculpation. None of the Debtors, the Reorganized Debtors, the Creditors' Committee, each of the Trustees or any of their respective members, officers, directors, employees, attorneys, advisors or agents shall have or incur any liability to any holder of a Claim or Interest for any act or omission in connection with, or arising out of, the pursuit of confirmation of the Plan, the conduct of the business or affairs of the Debtors as debtors in possession, the consummation of the Plan or the administration of the Plan or the property to be distributed under the Plan except for willful misconduct or gross negligence, and, in all respects, the Debtors, the Reorganized Debtors, the Creditors' Committee, each of the Trustees and each of their respective members, officers, directors, employees, advisors and agents shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan and retain the benefit, if any, of any immunity available to Committee members.

         44. Releases. Upon the Effective Date, any and all claims held by the Debtors against any present or former officers or directors shall be forever waived, released and discharged, and will not be retained or enforced by the Reorganized Debtors; provided, however, that no claims of the Debtors shall be released as against any officer or director of any of the Debtors who asserts any Claim that could have been asserted prior to the Effective Date against the Debtors or the Reorganized Debtors. Upon the Effective Date, any and all claims and causes of action, whether direct or derivative, against any present or former officer or director of the Debtors by any holder of a Claim or Interest under the Plan shall be forever waived, released and discharged, and not retained or enforced by such holder.

         45. Indemnity. Reorganized HMI is authorized and directed to (and hereby does) indemnify and hold harmless each of the members of the Creditors' Committee, and their respective members, officers, directors, partners, employees, attorneys, agents, and advisors and each of their respective successors and assigns from and against any and all claims, suits, actions, liabilities, and judgments and costs related thereto (including any defense costs associated therewith on an "as incurred" basis) arising under or with respect to any act or omission in connection with, or arising out of, (i) the negotiation, documentation or implementation of the transactions contemplated herein (including the consideration of alternatives thereto (if any)), (ii) the pursuit of confirmation of the Plan, (iii) the consummation of the Plan or (iv) the administration of the Plan or property to be distributed under the Plan, except if such claim or liability is determined by a court of competent jurisdiction to have arisen as a direct result of such entity's gross negligence or willful misconduct.

         46. Retention of Jurisdiction. Until the entry of a Final Decree in these Chapter 11

Cases, this Court shall retain jurisdiction over the Reorganized Debtors and these Chapter 11 Cases for all purposes including those listed in Article XI of the Plan and to enforce compliance with any orders of the type referred to in
Section 1142 of the Bankruptcy Code.

         47. Appeals. The reversal or modification of this Order on appeal shall not affect the validity of the Plan or any other agreement or action authorized by this Order as to any entity acting in good faith, whether or not that entity knows of the appeal, unless this Order is stayed pending appeal.

         48. Order is Controlling. In the event of any conflict or inconsistency between the terms of (a) the Plan, (b) the Disclosure Statement, (c) the Plan Supplement, and (d) this Order, the terms of this Order shall control; provided, however, that if the terms of the Plan and this Order (i) do not expressly resolve the issue under consideration or (ii) are ambiguous with regard to such issue, the Reorganized Debtors or other parties-in-interest, on such notice as may be appropriate, may seek such relief from this Court as may be necessary and appropriate under the circumstances.

         49. Separate Confirmation Order for Each Debtor. This Order is and shall be deemed to be a separate Order with respect to each of the Debtors identified on Exhibit A for all purposes.

         50. Plan Provisions to be Given Effect. The failure to specifically include or reference any particular provision of the Plan in this Order shall not diminish or impair the effectiveness of such provision; it being the intent of the Court that the Plan be confirmed in its entirety.

         51. Plan and Confirmation Order Binding. Pursuant to section 1141 of the

Bankruptcy Code, as of the Effective Date, and except as expressly provided in the Plan or this Order, the provisions of the Plan and this Order shall be binding  upon (i) each of the  Debtors,  (ii) each of the  Reorganized  Debtors,
(iii) all holders of Claims against or Interests in any of the Debtors, whether or not impaired under the Plan and, if impaired, whether or not such holders accepted the Plan, (iv) any person or entity acquiring property under the Plan,
(v) any other party in interest in these Chapter 11 Cases, (vi) any person or entity that has made or makes an appearance in these Chapter 11 Cases, and (vii) each of the foregoing's respective heirs, successors, assigns, trustees, executors, administrators, affiliates, officers, directors, agents, representatives, attorneys, beneficiaries or guardians.

                               MISCELLANEOUS

         52. All applications for final allowances of compensation and reimbursement of disbursements pursuant to Sections 330 and 503(b) of the Bankruptcy Code shall be filed with the Court and served upon the Debtors, the Creditors' Committee and the United States Trustee within forty-five days from and after the Effective Date.

         53. Unless otherwise ordered by the Bankruptcy Court after notice and a hearing, the Reorganized Debtors shall have the exclusive right (except as to (i) Claims or applications for bonuses of the Debtors' officers, directors and employees and (ii) applications for allowances of compensation and reimbursement of expenses under Sections 330 and 503 of the Bankruptcy Code) to make and file objections to Administrative Expense Claims and Claims and shall serve a copy of each objection upon the holder of the Administrative Expense Claim or Claim to which the objection is made as soon as practicable, but in no event later than thirty days after the

Effective Date.

         54. The Reorganized Debtors are authorized and directed to pay the reasonable fees and expenses incurred by the Trustees in connection with making distributions under the Plan.

         55. The final order approving the DIP Credit Facility shall remain in full force and effect through and including the full repayment in cash of all obligations under the DIP Credit Facility. The Debtors shall pay in full in cash all Postpetition Obligations payable or owing under the DIP Loan Documents in accordance with the provisions of the DIP Loan Documents on or before the Effective Date.

         56. Within fifteen days after entry of this Order or within such further time as the Court may allow, the Proponents shall mail to all known creditors, shareholders and other parties in interest notice of the entry of this Order. Such service of notice of entry of this Order is adequate and satisfies the requirements of Bankruptcy Rule 2002 and 3020(c), and no further notice is necessary.

         57. Notwithstanding anything contained in this Order or the Plan to the contrary, none of the claims that any of the Debtors have against the defendants named in Adversary Proceeding No. 99-574, whether asserted on unasserted, shall be released or discharged, and none of the claims that any of such defendants may have against the Debtors, whether asserted or unasserted, shall be released or discharged, and all such claims will survive, subject to all legal and equitable defenses applicable to such claims. Dated: Wilmington, Delaware

         December __, 1999.


                                         ------------------------------------
                                         PETER J. WALSH
                                         CHIEF UNITED STATES BANKRUPTCY JUDGE

                                                    EXHIBIT "A"



HVIDE MARINE INCORPORATED
HVIDE MARINE INTERNATIONAL, INC.
HVIDE MARINE TRANSPORT, INC.
HVIDE MARINE TOWING, INC.
HVIDE MARINE TOWING SERVICES, INC.
HVIDE CAPITAL TRUST
HMI OPERATORS, INC.
LIGHTSHIP LIMITED PARTNER
   HOLDINGS, LLC
LONE STAR MARINE SERVICES, INC.
OCEAN SPECIALTY TANKERS
   CORPORATION
OFFSHORE MARINE MANAGEMENT
   INTERNATIONAL, INC.
SEABULK ALBANY, INC.
SEABULK ALKATAR, INC.
SEABULK ARABIAN, INC.
SEABULK ARCTIC EXPRESS, INC.
SEABULK ARIES II, INC.
SEABULK ARZANAH, INC.
SEABULK BARRACUDA, INC.
SEABULK BATON ROUGE, INC.
SEABULK BECKY, INC.
SEABULK BUL HANIN, INC.
SEABULK CAPRICORN, INC.
SEABULK CARDINAL, INC.
SEABULK CAROL, INC.
SEABULK CAROLYN, INC.
SEABULK CHAMP, INC.
SEABULK CHRISTOPHER, INC
SEABULK CLAIBORNE, INC.
SEABULK CLIPPER, INC.
SEABULK COMMAND, INC.
SEABULK CONDOR, INC.
SEABULK CONSTRUCTOR, INC.
SEABULK COOT I, INC.
SEABULK COOT II, INC.
SEABULK CORMORANT, INC.
SEABULK CYGNET I, INC.
SEABULK CYGNET II, INC.
SEABULK DANAH, INC.
SEABULK DAYNA, INC.
SEABULK DEBBIE, INC.
SEABULK DEFENDER, INC.
SEABULK DIANA, INC.
SEABULK DISCOVERY, INC.
SEABULK DUKE, INC.
SEABULK EAGLE II, INC.
SEABULK EAGLE, INC.
SEABULK EMERALD, INC.
SEABULK ENERGY, INC.
SEABULK EXPLORER, INC.
SEABULK FALCON II, INC.
SEABULK FALCON, INC.
SEABULK FREEDOM, INC.
SEABULK FULMAR, INC.
SEABULK GABRIELLE, INC.
SEABULK GANNET I, INC.
SEABULK GANNET II, INC.
SEABULK GAZELLE, INC.
SEABULK GIANT, INC.
SEABULK GREBE, INC.
SEABULK HABARA, INC.
SEABULK HAMOUR, INC.
SEABULK HARRIER, INC.
SEABULK HATTA, INC.
SEABULK HAWAII, INC.
SEABULK HAWK, INC.
SEABULK HERCULES, INC.
SEABULK HERON, INC.
SEABULK HORIZON, INC.
SEABULK HOUBARE, INC.
SEABULK IBEX, INC.
SEABULK ISABEL, INC.
SEABULK JASPER, INC.
SEABULK JEBEL ALI, INC
SEABULK KATIE, INC..
SEABULK KESTREL, INC.
SEABULK KING, INC.
SEABULK KNIGHT, INC.
SEABULK LAKE EXPRESS, INC.
SEABULK LARA, INC.
SEABULK LARK, INC.
SEABULK LINCOLN, INC.
SEABULK LULU, INC.
SEABULK MAINTAINER, INC.
SEABULK MALLARD, INC.
SEABULK MARLENE, INC.
SEABULK MARTIN I, INC.
SEABULK MARTIN II, INC.
SEABULK MERLIN, INC.
SEABULK MUBARRAK, INC.
SEABULK NEPTUNE, INC.
SEABULK OCEAN SYSTEMS
  CORPORATION
SEABULK OCEAN SYSTEMS
   HOLDINGS CORPORATION
SEABULK OFFSHORE ABU DHABI, INC.
SEABULK OFFSHORE DUBAI, INC.
SEABULK OFFSHORE
   HOLDINGS, INC.
SEABULK OFFSHORE
   INTERNATIONAL, INC.
SEABULK OFFSHORE GLOBAL
   HOLDINGS, INC.
SEABULK OFFSHORE LTD.
SEABULK OFFSHORE OPERATORS, INC.
SEABULK OFFSHORE OPERATORS
   NIGERIA LIMITED
SEABULK OFFSHORE OPERATORS
   TRINIDAD LIMITED
SEABULK OFFSHORE U.K. LTD.
SEABULK OREGON, INC.
SEABULK ORYX INC.
SEABULK OSPREY, INC.
SEABULK PELICAN, INC.
SEABULK PENGUIN I, INC.
SEABULK PENGUIN II, INC.
SEABULK PENNY, INC.
SEABULK PERSISTENCE, INC.
SEABULK PETREL, INC.
SEABULK PLOVER, INC.
SEABULK POWER, INC.
SEABULK PRIDE, INC.
SEABULK PRINCE, INC.
SEABULK PRINCESS, INC.
SEABULK PUFFIN, INC.
SEABULK QUEEN, INC.
SEABULK RAVEN, INC
SEABULK RED TERN LIMITED
SEABULK ROOSTER, INC.
SEABULK SABINE, INC.
SEABULK SALIHU, INC.
SEABULK SAPPHIRE, INC.
SEABULK SARA, INC.
SEABULK SEAHORSE, INC.
SEABULK SENGALI, INC.
SEABULK SERVICE, INC.
SEABULK SHARI, INC.
SEABULK SHINDAGA, INC.
SEABULK SKUA I, INC.
SEABULK SNIPE, INC.
SEABULK SUHAIL, INC.
SEABULK SWAN, INC.
SEABULK SWIFT, INC.
SEABULK TANKERS, LTD.
SEABULK TAURUS, INC.
SEABULK TENDER, INC.
SEABULK TIMS I, INC.
SEABULK TITAN, INC.
SEABULK TOOTA, INC.
SEABULK TOUCAN, INC.
SEABULK TRADER, INC.
SEABULK TRANSMARINE II, INC
SEABULK TRANSMARINE
   PARTNERSHIP, LTD.
SEABULK TREASURE ISLAND, INC.
SEABULK UMM SHAIF, INC.
SEABULK VERITAS, INC.
SEABULK VIRGO I, INC.
SEABULK VOYAGER, INC.
SEABULK ZAKUM, INC.
SEAMARK LTD. INC.
SUN STATE MARINE SERVICES, INC.
SEABULK BETSY, INC.
SEABULK LIBERTY, INC.
SEABULK MASTER, INC.
HMI CAYMAN HOLDINGS, INC.
HVIDE MARINE DE VENEZUELA,
    S.R.L.
MARANTA S.A.
SEABULK AMERICA
    PARTNERSHIP, LTD.

                                      EXHIBIT C

              Amendments to the First Amended Joint Plan of Reorganization

         1. The reference in Section 4.2.1(b) of the Plan to "Section 1.60" is amended to read "Section 1.62".

         2. The reference in Section 6.2.9.(B) of the Plan to the "holder of a Class 5 Claim" is amended to read the "holder of a Class 3B Claim."

         3. The reference in Section 6.2.9.(C) of the Plan to the "holder of a Class 6 Trust Preferred Securities Interest to the Property Trustee" is amended to read the "holder of a Class 3C Trust Preferred Claim to the Convertible Subordinated Debenture Indenture Trustee, Guaranty Trustee or the Property Trustee", and the reference to "the holder of Trust Preferred Securities" is amended to read "the holder of a Trust Preferred Claim."

         4. Section 6.6.1(A) is amended to delete the reference to "the Convertible Subordinated Debenture Claims and the Guarantee Claims" and to substitute in its place "the Trust Preferred Claims."

         5. Section 6.6.2 is amended to insert the words "evidencing standard and customary evidence" after the word "instrument" in the fourth sentence thereof, and after the word "instrument" in the final sentence thereof.

         6. Section 8.3.1. of the Plan is amended to provide that the Board of Directors of Reorganized HMI shall initially consist of nine individuals designated by the Creditors' Committee after consultation with HMI.

         7. Section 8.4. provides that on the Effective Date, HMI will be reincorporated under the laws of the State of Delaware. In order to implement that provision, the following sentence is added to the end of Section 8.4: "On the Effective Date, all of the common stock of reorganized HMI, a Florida corporation, shall be issued to Reorganized HMI, a Delaware corporation. Immediately thereafter, the board of directors and officers of reorganized HMI, a Florida corporation, and Reorganized HMI, a Delaware corporation, shall take all steps necessary to effectuate the merger of reorganized HMI, a Florida corporation, into Reorganized HMI, a Delaware corporation, with Reorganized HMI, a Delaware corporation, to be the surviving corporation. Reorganized HMI, a Delaware corporation, shall be the "successor" to the debtor HMI under the Plan, as that term is used in section 1145 of the Bankruptcy Code.

         8. The  following  new  paragraph  shall be added to Section 9.2 of the
Plan: "Notwithstanding any provision in the Plan, Confirmation Order or any bar date order to the contrary, there will be no bar date with respect to claims of the United States, and all rights and claims of the United States shall not be discharged, impaired or otherwise adversely affected by the Plan, the
Confirmation Order and the bankruptcy cases, will survive the bankruptcy cases as if the cases had not been commenced, and shall be determined in the manner and by the administrative or judicial tribunal in which such rights or claims would have been resolved or adjudicated if the bankruptcy cases had not been commenced. All Claims of the United States shall remain subject to all legal and equitable defenses of the Debtors or the Reorganized Debtors."

         9. The following sentence shall be added to the end of the second paragraph of Section 12.3 of the Plan: "Notwithstanding the foregoing, any and all claims held by the Debtors against any officer or director as of the Effective Date shall not be released as against any such former officer or former director who asserts a Claim that could have been asserted prior to the Effective Date against the Debtors or the Reorganized Debtors.

                                       IN THE UNITED STATES BANKRUPTCY COURT

                                           FOR THE DISTRICT OF DELAWARE

--------------------------------------------x

In re:                                      :        Chapter 11
                                                     Case No. 99-3024 (PJW)
HVIDE MARINE INCORPORATED,                  :
et al.,                                              (Jointly Administered)
                           Debtors.         :

--------------------------------------------x




                          SUPPLEMENT TO DEBTORS' FIRST
                    AMENDED JOINT PLAN OF REORGANIZATION





                                     KRONISH LIEB WEINER & HELLMAN LLP
                                     1114 Avenue of the Americas
                                     New York, New York 10036-7798
                                     (212) 479-6000

                                           - and -

                                     YOUNG, CONAWAY, STARGATT & TAYLOR LLP
                                     Rodney Square North, 11 Floor
                                     P.O. Box 391
                                     Wilmington, Delaware 19899-0391
                                     (302) 571-6600

                                     Co-Counsel for the Debtors and
                                        Debtors in Possession

Dated:   Wilmington, Delaware
         November 22, 1999

         Hvide Marine Incorporated ("HMI") and its affiliated debtors (collectively, the "Debtors"), by their undersigned attorneys, hereby submit this Plan Supplement in connection with their proposed First Amended Joint Plan of Reorganization dated November 1, 1999 (the "Plan"). Included herein are Exhibits to the Plan which will become effective in substantially the form as they appear herein on the Effective Date of the Plan, as that term is defined in the Plan, as well as Schedule 7.1(a) to the Plan.

                                                     EXHIBITS
         Tab 1:            Exhibit A - Registration Rights Agreement
         Tab 2:            Exhibit B - Class A Warrant Agreement
         Tab 3:            Exhibit C - New Certificate of Incorporation
                                    of Reorganized Hvide Marine Incorporated
         Tab 4:            Exhibit D - New By-laws of Hvide Marine Incorporated
                                                     SCHEDULES
         Tab 5:            Schedule 7.1(a) - Rejected Executory Contracts

         Also included is a form of Stock Option Plan for Reorganized Hvide Marine Incorporated (Tab 6) to become effective on the Effective Date in substantially the form annexed.

This document will constitute the New Long Term Incentive Plan described in the Disclosure Statement relating to the Plan.
Dated: November 1, 1999

                                    KRONISH LIEB WEINER & HELLMAN LLP


                                    By:
                                            Robert J. Feinstein, Esq.
                                            1114 Avenue of the Americas
                                            New York, New York 10036-7798
                                            (212) 479-6000

                                                     -and-


                                    YOUNG, CONAWAY, STARGATT & TAYLOR LLP


                                    By:
                                            Laura Davis Jones, Esq.
                                            Rodney Square North, 11 Floor
                                            P.O. Box 391
                                            Wilmington, Delaware 19899-0391
                                            (302) 571-6600

                                            Co-Counsel for the Debtors and
                                            Debtors in Possession